Exhibit 10.12

SECURED LOAN AND REVENUE PARTICIPATION AGREEMENT

This Secured Loan and Revenue Participation Agreement (inclusive of all addendums and exhibits, the “Agreement”) is made as of the 18th day of September, 2019 by and between LG 2017 Holdings LLC, an Nevada limited liability company with registered address in the State of Nevada located at 701 South Carson Street, Suite 200, Carson City, Nevada, 89701 and its principal place of business located at 16485 Collins Avenue, Unit 2034, Sunny Isles Beach, FL 33160 (the “Lender”), and Solajet Financing Company LLC, a Colorado limited liability company, Colorado entity ID number 20191705212, with its registered address and principal place of business located at 999 18th St., Suite 3000, Denver, CO 80202 (the “Borrower”).

WHEREAS, the Borrower is in the business of leasing the Solajet therapeutic bed, related equipment, and software to its customers and wishes to obtain the loan described herein for the purpose of securing the necessary funding to allow it to engage in such leasing activity with its customers;

WHEREAS, in consideration for the loan, Borrower intends to repay the said loan in monthly installments that shall include a repayment of principal and interest, as described below, secure the said loan through a security interest provided to the Lender in the specific Solajet therapeutic beds to be leased to customers, have a personal guarantee in place provided by a principal of the Borrower, as further described in the Note, and have the Borrower participate in a revenue share structure and an end of the lease sale bonus when the Solajet therapeutic bed is purchased by the Borrower’s customer;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, as of the date first referenced above (the “Effective Date”) as follows:

Section 1. Amount and Terms of the Loan

1.1. The Loan. Subject to the terms of this Agreement, the Borrower shall borrow from the Lender and the Lender shall lend to the Borrower Thirty Thousand Dollars ($30,000) (the “Loan”) pursuant to a promissory note in the form attached hereto as Addendum A (the “Note”) for the purpose of securing the necessary funding to allow the Borrower to engage in the leasing activity with its customers described above.

1.2. Interest Loan. During the Term, as defined in Section 1.4 (below), the Loan shall accrue simple interest (no compounding) of 14.2% per annum, for a total interest amount of $17,040 to be accrued during the Term. In case of an Event of Default, as described in section 5.1 (below), the Borrower shall begin to accrue interest at the Default Rate as further specified in the Note.

1.3. Method of Payment to Lender. All payments of principal and interest on the Note shall be paid directly to the Lender at the Lender’s address as provided above, to the Lender’s bank account, included herein as Addendum C, or by such other means or to such other place or person as the Lender may designate.

1.4. Term of Loan. The Loan shall become due and payable on September 18, 2023 (the“Maturity Date”; the duration of time during which the Loan shall be outstanding shall be referred to as the “Term” of the Loan).

1.5. Repayment of Loan. (i) Borrower shall make a monthly repayment in the amount of $980 to Lender in forty-eight (48) instances on the eighteenth (18th) calendar day of each month during the Term starting with October 18th, 2019 with the Loan to be repaid in full on September 18, 2023; (ii) each monthly payment in the amount of $980 shall consist of a repayment of $625 of principal and $355 of interest; (iii) if the 18th calendar day falls on a Saturday, Sunday or public holiday under the laws of the State of New York, the due date for the payment shall be extended to the next succeeding business day; (iv) Nothing in the terms of this Agreement or the Note will prevent the Borrower from repaying any portion or the entire amount of the Loan, together with interest, to the Lender at any time prior to the Maturity Date, or at any other time provided that the total interest due on the Loan shall be adjusted proportionally.

1.6. Right to Demand Early Repayment. Notwithstanding the provisions of Section 1.4 and Section 1.5, the Lender, upon a twelve (12) months notice provided to the Borrower in accordance with Section 8.6, reserves the right to demand full repayment of the Loan together with all interest and amounts under Section 7 hereof accrued thereon up to and including the date of such repayment. Borrower understands and agrees that upon receipt of the said notice indicating Lender’s intent to exercise Lender’s right to demand repayment prior to the Maturity Date, Borrower shall be obligated to repay the Lender the principal balance of the Loan together with all interest accrued thereon together with amounts under Section 7 hereof up to and including the date of such repayment and shall take all actions necessary in order to satisfy Lender’s demand of early repayment.

1.7. Personal Guarantee. This Loan is subject to a personal guarantee made by a principal of the Borrower as further detailed in the Note.

Section 2. Loan Obligation Secured

To secure payment and performance of all of Borrower’s obligations under this Agreement and the performance of all the terms contained in this Agreement (and any and all modifications, extensions and renewals of the Agreement), Borrower hereby grants to Lender a security interest in the Collateral, as defined in the Security Agreement, of the Borrower. In addition to the execution of this Agreement and the Note, the Borrower and Lender agree that the parties will executed a security agreement incorporated herein by reference as Addendum B (the “Security Agreement”).

Section 3. Delivery of Loan Proceeds

Upon execution of this Agreement, (i) the Lender will deliver to Borrower a check or wire transfer funds to such an account as shall be provided to the Lender by the Borrower in the amount of Thirty Thousand Dollars ($30,000) (the “Delivery Date”), and (ii) the Borrower shall deliver to the Lender the fully executed Agreement.

Section 4. Representations and Warranties of the Borrower

The Borrower hereby represents and warrants to the Lender as follows:

4.1. Corporate Power. The Borrower has all requisite corporate power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

4.2. Authorization. All corporate action on the part of the Borrower necessary for the authorization, execution, delivery and performance of this Agreement by the Borrower and the performance of the Borrower’s obligations hereunder, including the issuance and delivery of the Note, has been taken or will be taken prior to the Delivery Date. This Agreement and the Note, when executed and delivered by the Borrower, shall constitute valid and binding obligations of the Borrower enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy.

4.3. Governmental Consents. All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any governmental authority, required on the part of the Borrower in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Note or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective at the Delivery Date.

4.4. Organization, Good Standing and Qualification. It is duly organized, validly existing and in good standing under, and by virtue of, the laws of the place of its incorporation or establishment and has all requisite power and authority to own its properties and assets and to carry on its business as now conducted.

4.5. Binding Obligation. This Agreement constitutes a valid and binding obligation enforceable against it in accordance with its provisions.

4.6. No Breach. This Agreement does not conflict with or result in a breach of any obligation (including any statutory, contractual or fiduciary obligation) or constitute or result in any default under any provision of its constitution or any material provision of any agreement, deed, writ, order, injunction, judgment, law, rule or regulation to which it is a party or is subject or by which it is bound.

4.7. Compliance with Laws. It is not required to obtain any consents or approvals from, or file a record with, any third party or government authority in connection with this Agreement and the Loan contemplated thereby other than a UCC filing under the Security Agreement.

4.8. Solvency. It is able to pay its debts as and when they become due and there are no legal actions against it.

Section 5. Covenants

5.1. Business Operations. Borrower will continue to operate its business in all material respects in the ordinary course of business consistent with past practice, including without limitation, with respect to cash management practices, the collection of accounts receivable, the payment of payables, management of equipment lease obligations, and the timing and amount of advertising, promotional and marketing expenditures. In addition, Borrower will use its best efforts to preserve intact the relationships of Borrower with third parties.

5.2. Books and Records. Borrower will keep accurate books and records pertaining to Borrower’s business and financial condition, which Borrower will make available to Lender and its authorized representatives for inspection from time to time upon seven (7) calendar days’ notice to Borrower, whether, in Lender’s sole discretion, in-person at Borrower’s offices during ordinary business hours or by Lender’s request to send the same via electronic means.

5.3. Maintenance of the Business. (a) Borrower will pay or discharge when due all taxes, including without limitation: (i) any taxes levied upon its revenues, profits or property, (ii) all federal, state and local taxes required to be withheld, and (iii) any lawful claims for labor, materials or supplies, which, if not paid, might by law become a lien against Borrower or its assets; (b) Borrower will obtain, if necessary, and maintain insurance with reputable insurers, in such amounts and against such risks as is usually carried by companies engaged in business similar to the business of Borrower; and (c) Borrower will preserve and maintain its corporate existence in the state where it is formed and obtain, if necessary, qualification in any other jurisdiction where the nature or character of Borrower’s activities require such qualification.

Section 6. Default, Rights & Remedies

6.1. Event of Default. Each of the following events constitutes an event of default (“Event of Default”): (a) Any Event of Default, as that term is defined in the Note and/or in the Security Agreement; or (b) Any inaccuracy in or other breach of a representation, warranty or covenant by Borrower set forth in this Agreement or in any document, agreement, or certificate delivered by Borrower pursuant to this Agreement.

6.2. Rights and Remedies. Upon the occurrence of an Event of Default, or anytime thereafter, Lender may exercise any or all of the following rights and remedies: (a) Lender may, by notice to Borrower, declare the entire unpaid principal amount and all accrued interest thereon under the Note, together with any and all revenue share and sale bonuses owed, to be immediately due and payable; (b) Lender may pursue to enforce its rights under the Agreement and the Note against the guarantor as further described in the Note, (c) Lender may request payment, and Borrower shall make payment, for all of Lender’s costs in the collection of payment and enforcement of rights hereunder, whether or not litigation is commenced, including without limitation, all reasonable attorneys’ fees and collection expenses, (d) Lender may request payment, and guarantor shall make payment, for all of Lender’s costs in the collection of payment and enforcement of rights hereunder, whether or not litigation is commenced, including without limitation, all reasonable attorneys’ fees and collection expenses, (e) Lender may enforce any and all rights and remedies available upon default to a secured party under the UCC, including without limitation, the right to take possession or control of any Collateral, (f) Lender may, after notice to Borrower, exercise the right to notify the account debtors of Borrower to forward payment on any Collateral directly to Lender, either by notice from Lender, or in Lender’s discretion, by notice from Borrower, who shall, upon Lender’s request, notify the account debtors to forward such payment to Lender; and (g) Lender may exercise any other rights and remedies available to Lender by law or agreement.

Section 7. Revenue Share Participation and Equipment Sale Bonus

7.1. Revenue Share. In addition to the repayment obligations described under Section 1 hereof, the Lender shall be entitled to receive a total of ten percent (10%) of all revenue received by the Borrower from the Borrower’s customers leasing the Solajet therapeutic beds being financed by the Loan. The total revenue received by the Borrower on a monthly basis from its customers subject to the revenue share obligations described herein shall be net of the repayment amounts under Section 1 hereof. Revenue share amounts shall be calculated and transferred to the Lender on a quarterly basis no later than the eighteenth (18) calendar day of the following month. For the purposes of clarity and by way of example, if the total revenue received by the Borrower from its customers using the Solajet therapeutic beds financed by virtue of the Loan is $20,000 during a full calendar quarter, and there are no other discounts or deductions offered to the customer by the Borrower, a total of $2,940 (three monthly payments of $980 each) shall be deducted from total revenue, yielding a total of $17,060 as the remaining amount 10% of which will entitle the Lender to a quarterly revenue share amount payment of $1,706. The revenue share amounts described herein are wholly contingent on the revenues generated by the Borrower from its customers and thus are not guaranteed. In no case shall the described revenue share amounts be construed as additional interest and the parties hereby acknowledge and agree that such revenue share amounts are separate and distinct from the Borrower’s repayment obligations described under Section 1 hereof.

7.2. End of Term Sale Bonus. Upon the expiration of Borrower’s lease of the Solajet therapeutic beds being financed by virtue of the Loan to its customers, Borrower’s customers may exercise their right to purchase the Solajet therapeutic beds at the agreed upon residual amount that shall be set forth in the Borrower’s lease. Any residual purchase amount received by the Borrower for the said Solajet therapeutic beds purchased by the Borrower’s customers following the expiration of the lease shall be distributed in the following manner: (a) Borrower shall be entitled to receive ninety percent (90%) of the net proceeds received from such sale and (b) Lender shall be entitled to receive ten percent (10%) of the net proceeds received from such sale. The end of term sale bonus described herein is wholly contingent on the decisions made by the Borrower and the Borrower’s customers and thus is not guaranteed. In no case shall the described end of term sale bonus be construed as additional interest and the parties hereby acknowledge and agree that such end of term sale bonus is separate and distinct from the Borrower’s repayment obligations described under Section 1 hereof. Furthermore, both parties agree that any and all funds received by the Lender as a result of Section 7.1. and Section 7.2. hereof are in addition to, and in no case in lieu of, the repayment obligations of the Borrower described in Section 1 hereof.

Section 8. Miscellaneous

8.1. Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.2. Governing Law. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, STATE OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE LENDER AND BORROWER PERTAINING TO THIS AGREEMENT OR THE NOTE OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTE, PROVIDED, THAT BORROWER ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, CITY OF NEW YORK, STATE OF NEW YORK, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE LENDER. THE BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 8.5 HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

8.3. Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE LENDER AND THE BORROWER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS AGREEMENT OR THE NOTE OR THE TRANSACTIONS RELATED HERETO OR THERETO. EACH PARTY HEREBY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER WOULD NOT, IN THE EVENT OF A PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.3.

8.4. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute this Agreement.

8.5. Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in constructing or interpreting this Agreement.

8.6. Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement shall be in writing and shall be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time of transmission by facsimile, telecopier or electronic mail addressed to the other party at its facsimile number, telecopier address or electronic email address specified herein (or hereafter modified by subsequent notice to the parties hereto); (iii) one business day after deposit with an express overnight courier for United States deliveries, or three business days after such deposit for deliveries outside of the United States; or (iv) three business days after deposit in the United States mail by registered or certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States shall be sent by facsimile or by express courier. All notices not delivered personally or by facsimile shall be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth below, or at such other address as such other party may designate by 10 days advance written notice to the other parties hereto:

To Borrower: 999 18th St., Suite 3000, Denver, CO 80202 Attention: Steve Howe Title: Manager Email: showe@solajet.com Phone: 303-717-6055	To Lender: 16485 Collins Avenue, 2034 Sunny Isles Beach, FL 33160 Attention: Lev Grzhonko Title: Manager Email: levgrz@yahoo.com Phone: 415-786-4598

Any and all notices dealing with Lender’s demand for the repayment of the Loan shall be dated, state the exact amount of the Loan that needs to be repaid and shall be sent to the Borrower via one of the methods contained in this section.

8.7. Modification; Waiver; Conflict. No modification or waiver of any provision of this Agreement or consent or departure therefrom shall be effective unless in writing and approved by the Borrower and the Lender. The waiver by either party of a breach or right under this Agreement will not constitute a waiver of any other or subsequent breach or right. If any provision of this Agreement is found to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be severed from the remainder of this Agreement, which will remain in full force and effect. In case of a conflict between the terms of this Agreement, the Security Agreement and the Note, of this Agreement shall prevail.

8.8. Transfer. The Borrower agrees that Lender may sell, transfer, assign, or otherwise convey the Note. Notwithstanding the foregoing, the Borrower hereby agrees that it shall not sell, transfer, assign or otherwise convey the Note without the prior written consent of the Lender.

8.9. Severability. If any provision of this Agreement is held invalid, illegal or unenforceable, (a) the validity, legality and enforceability of the remaining provisions of this Agreement are not affected or impaired in any way, and (b) the parties shall negotiate in good faith in an attempt to agree to another provision (instead of the provision held to be invalid, illegal, or unenforceable) that is valid, legal and enforceable and carries out the parties’ intentions to the greatest lawful extent under this Agreement.

8.10. Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

8.11. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

8.12. Entire Agreement. This Agreement constitutes the entire agreement between the parties as to the subject matter hereof and supersedes any prior proposals, agreements and/or representations between the parties.

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[SIGNATURE PAGE TO THE SECURED LOAN AND REVENUE PARTICIPATION AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

LENDER:		BORROWER:

LG 2017 Holdings LLC		Solajet Financing Company LLC

	/s/ Lev Grzhonko		/s/ Steve Howe
Name:	Lev Grzhonko	Name:	Steve Howe
Title:	Manager	Title:	Manager

Addendum A

to the

Secured Loan and Revenue Participation Agreement

Promissory Note

PROMISSORY NOTE

US$30,000	September 18th, 2019

FOR VALUE RECEIVED, Solajet Financing Company LLC, a Colorado limited liability company, Colorado entity ID number 20191705212, with its registered address and principal place of business located at 999 18th St., Suite 3000, Denver, CO 80202 (the “Maker”), hereby promises to pay to the order of LG 2017 Holdings LLC, an Nevada limited liability company with registered address in the State of Nevada located at 701 South Carson Street, Suite 200, Carson City, Nevada, 89701 and its principal place of business located at 16485 Collins Avenue, Unit 2034, Sunny Isles Beach, FL 33160 (the “Payee”), the sum of Thirty Thousand Dollars ($30,000) together with interest thereon in the manner provided below.

This Promissory Note (the “Note”) is issued pursuant to that certain Secured Loan and Revenue Participation Agreement dated September 18, 2019 between Maker and Payee (the “SLRP Agreement”). Under the terms of the SLRP Agreement, the obligations contained in this Note are secured by Collateral (as defined in the Security Agreement which is Addendum B of the SLRP Agreement). Furthermore, Steve Randall Howe, an individual with his primary place of residence located at 999 18th Street, Suite 3000, Denver, CO 80202 (the “Guarantor”) has agreed to personally guarantee the obligation of the Maker under the terms hereof and under the terms of the SLRP Agreement by executing the form of Continuing Guarantee attached hereto as Exhibit A.

The total principal balance $30,000 shall accrue simple interest (no compounding) of 14.2% per annum and the principal and interest shall be repaid by the Maker to the Payee in accordance with Section 1.5 of the SLRP Agreement. Unless stated otherwise in the SLRP Agreement or demanded earlier by the Payee in accordance with Section 1.6 thereof, the aforementioned payments shall continue to be made, without interruption or delay, by the Maker to the Payee until the Maturity Date, as defined in the SLRP Agreement. After the Maturuty Date, whether by acceleration or otherwise, or in case of an Even of Default, interest on the unpaid principal balance shall be at the Default Rate, as defined below.

Maker has the right to prepay this Note in whole or in part before the Maturity Date or demand thereon, without penalty or premium but subject to the prorated total due for the interest. In such a case, Maker’s obligations under Section 7 of the SLRP Agreement shall continue to remain enforfeable by the Payee against the Maker until fully satisfied. Payee has the right to demand payment on this Note in whole or in part before Maturity or demand thereon, without penalty or premium but subject to the prorated total due for the interest.

Payments of principal and interest shall be made by check to Payee at the address listed above, or, in Payee’s sole discretion, by wire transfer to an account designated by Payee, included in the SLRP Agreement as Addendum C. All payments will be applied in the following order: first, in the Event of Default, to any costs and expenses incurred by Payee, including reasonable attorney’s fees, second, to the payment of accrued interest and, finally, to the principal balance hereof.

Time is of the essence on this Promissory Note. In the event that: (a) Maker fails to make any payment of principal or interest when due, including when Payee exercises his right under Section 1.6 of the SLRP Agreement, or Maker fails to satisfy its obligations under Section 7 of the SLRP Agreement and such default is not cured within ten (10) calendar days thereafter; (b) Maker is insolvent or unable to pay its debts as they mature; (c) Maker makes an assignment for the benefit of creditors, files a petition of bankruptcy, receives or requests any trustee for a substantial part of its assets, or commences any proceeding under any bankruptcy re-organization, rearrangement, readjustment, or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or if there is filed any such petition or application, or any such proceeding is commenced against Maker; or (d) the Maker shall breach any term or provision of the SLRP Agreement which shall include any “Event of Default” as defined in such SLRP Agreement (each of which shall constitute an “Event of Default” hereunder), the entire unpaid principal balance hereof, and all interest then accrued and unpaid shall accelerate and immediately become due and payable, without notice or demand together with any and all payment obligations under Section 7 of the SLRP Agreement. Upon any Event of Default, any unpaid portion of the principal and all accrued and unpaid interest due under this Promissory Note shall bear interest from the date of such Event of Default and until all obligations hereunder are paid in full at the rate of twenty five percent (25%) per annum or the maximum interest rate permitted by law, whichever is greater (the “Default Rate”).

All agreements between Maker and Payee, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency shall the interest contracted for, charged, received, paid or agreed to be paid to Payee exceed the maximum amount permissible under applicable law. If, under any circumstances whatsoever, interest would otherwise be payable to Payee in excess of the maximum lawful amount, the interest payable to Payee shall be reduced to the maximum amount permitted under applicable law. Furthermore, Maker and Payee acknowledge and agree that the obligations of Maker under Section 7 of the SLRP Agreement are separate and distinct from the principal and interest repayment obligations described herein and in Section 1 of the SLRP Agreement and in no instance shall the obligations under Section 7 be interpreted or construed to be a part of any principal and interest obligations under Section 1. Maker and Guarantor hereby agree to indemnify the Payee, or any holder of this Note, against and hold it harmless from any costs and expenses, including, without limitation, reasonable attorneys’ fees, disbursements and court costs, incurred by the Payee, or any holder of this Note, in connection with the enforcement of the terms hereof.

If this Note becomes due or payable on a Saturday, Sunday or public holiday under the laws of the State of New York, the due date thereof shall be extended to the next succeeding business day. Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

No delay on the part of Payee, or any holder hereof, in exercising any power or rights hereunder shall operate as a waiver of any power or rights. Any demand or notice hereunder to Maker shall be deemed duly given or made (a) when sent, if given by facsimile, telecopier or electronic mail, (b) when delivered, if given by personal delivery, (c) one business day after deposit with a recognized express overnight courier, or (d) three business days after deposit in the United States mail, certified mail, return receipt requested, addressed to Maker at its address or facsimile number set forth above or such other address or facsimile number as may be hereafter designated in writing by Maker to Payee. If any provision of this Promissory Note is held invalid, illegal or unenforceable, (a) the validity, legality and enforceability of the remaining provisions of this Promissory Note are not affected or impaired in any way, and (b) the parties shall negotiate in good faith in an attempt to agree to another provision (instead of the provision held to be invalid, illegal, or unenforceable) that is valid, legal and enforceable and carries out the parties’ intentions to the greatest lawful extent under this Promissory Note.

IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE MAKER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, STATE OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE MAKER AND THE PAYEE PERTAINING TO THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT MAKER ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, CITY OF NEW YORK, STATE OF NEW YORK, AND, PROVIDED, FURTHER, NOTHING IN THIS NOTE SHALL BE DEEMED OR OPERATE TO PRECLUDE THE PAYEE FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE PAYEE. THE MAKER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND MAKER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE MAKER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO MAKER AT THE NOTICE ADDRESS PROVIDED HEREIN, AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PREPAID.

DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE MAKER AND THE PAYEE WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE MAKER AND THE PAYEE EACH DESIRES THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM, THE MAKER AND THE PAYEE EACH WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE MAKER AND THE PAYEE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO. EACH OF PAYEE AND THE MAKER HEREBY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER WOULD NOT, IN THE EVENT OF A PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH. THIS PARAGRAPH SHALL NOT RESTRICT THE PAYEE OR THE MAKER FROM EXERCISING REMEDIES UNDER THE UNIFORM COMMERCIAL CODE OR FROM EXERCISING PRE-JUDGMENT REMEDIES UNDER ANY APPLICABLE LAW.

*****

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[SIGNATURE PAGE TO THE PROMISSORY NOTE]

IN WITNESS WEREOF, the Maker has caused this Promissory Note to be executed as of the date above first written.

Solajet Financing Company LLC

/s/ Steve Howe
Name:	Steve Howe
Title:	Manager

Exhibit A

to the

Promissory Note

Continuing Personal Guarantee

CONTINUING PERSONAL GUARANTEE

THIS CONTINUING PERSONAL GUARANTEE (this Guarantee), dated as of September 18th, 2019, is entered into by Steve Randall Howe, an individual with is primary place of residence located at 999 18th Street, Suite 3000, Denver, CO 80202, Colorado Drivers License Customer No. 02-309-0746 (the Guarantor), for the benefit of LG 2017 Holdings LLC, an Nevada limited liability company with registered address in the State of Nevada located at 701 South Carson Street, Suite 200, Carson City, Nevada, 89701 and its principal place of business located at 16485 Collins Avenue, Unit 2034, Sunny Isles Beach, FL 33160 (the Beneficiary).

W I T N E S S E T H :

WHEREAS, the Guarantor is a principal and beneficial owner of Solajet Financing Company LLC, a Colorado limited liability company, Colorado entity ID number 20191705212, with its registered address and principal place of business located at 999 18th St., Suite 3000, Denver, CO 80202 (the “Company”); and

WHEREAS, the Beneficiary agrees to make a loan to the Company, a Colorado limited liability company, in the amount of US$30,000 (thirty thousand United States dollars) in exchange for, among other things, assurances that the Company will continue to be run efficiently and specifically not take any actions referred to herein as Trigger Actions; and

WHEREAS, the Guarantor will derive personal and financial benefit from the Beneficiary’s agreement to make the aforementioned loan to the Company;

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

ARTICLE I – DEFINITIONS AND RULES OF CONSTRUCTION

Definitions

1.1 As used in this Guarantee:

Bankruptcy Code shall mean the United States Bankruptcy Code, Title 11 of the United States Code, as amended, or any similar Law affecting bankruptcy and insolvency generally in any other jurisdiction, as applicable.

Beneficiary shall have the meaning set forth in the introductory paragraph to this Guarantee.

Business Day shall mean a day of the year on which banks are not required or authorized by law to close in New York City.

Company shall have the meaning set forth in the recitals to this Guarantee.

Governmental Authority shall mean any nation and any political subdivision of such nation, and any government, department, court, commission, board, bureau, ministry, agency, or other instrumentality of such a nation or political subdivision, which exercises or is entitled to excise administrative, executive, judicial legislative, police, regulatory or taxing authority.

Guarantee shall mean this guarantee.

Guarantor shall have the meaning set forth in the introductory paragraph to this Guarantee.

Law shall mean any law, statute, rule, regulation, ordinance, order, decree, requirement, judgment, or code of any Governmental Authority that had both been published by any Governmental Authority or recognized commercial compiler of laws in effect at the time of the activity in question.

Note shall mean the promissory note issued for a principal amount of US$30,000 (thirty thousand United States dollars), dated as of the date of this Guarantee.

Person shall mean any individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agent thereof.

Secured Loan and Revenue Participation Agreement shall mean the secured loan and revenue participation agreement entered into by and between the Company and the Beneficiary, dated as of the date of this Guarantee.

Security Agreement shall mean Addendum B of the Secured Loan and Revenue Participation Agreement, dated as of the date of this Guarantee.

Tax shall mean all taxes, including income tax, surtax, remittance tax, presumptive tax, net worth tax, special contribution, production tax, transportation tax, value added tax, withholding tax, gross proceeds or receipts tax, windfall profits tax, profits tax, severance tax, personal property tax, real property tax, sales tax, service tax, transfer tax, use tax, excise tax, premium tax, customs duties, stamp tax, motor vehicle tax, entertainment tax, insurance tax, capital stock tax, franchise tax, occupation tax, payroll tax, employment tax, social security, unemployment tax, disability tax, alternative or add-on minimum tax, estimated tax, labor participation, and any other assessments, duties, fees, levies or other charges imposed by a Governmental Authority, together with any interests, fine or penalty on such Tax.

Trigger Event shall mean (a) the institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by the same to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the Bankruptcy Code, or any other applicable Federal or state Law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of action by the Company in furtherance of any such action; (b) an involuntary petition is filed, or any proceeding or case is commenced, against the Company (unless such proceeding or case is dismissed or discharged within sixty (60) days of the filing or commencement thereof) under the Bankruptcy Code or any other Federal or state bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, liquidation or moratorium Law now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is applied for, appointed for the Company or to take possession, custody or control of any property of the same, or an order for relief is entered against the same in any of the foregoing, or (c) there is an Event of Default as defined either in the Note, the Secured Loan and Revenue Participation Agreement or the Security Agreement.

References; Rules of Construction

1.2 In this Guarantee:

(a) References to any gender include a reference to all other genders;

(b) References to the singular include the plural, and vice versa;

(c) Reference to any Article or Section means an Article or Section of this Guarantee;

(e) Unless expressly provided to the contrary, “hereunder,” “hereof,” “herein,” and words of similar import are references to this Guarantee as a whole and not any particular Section or other provision of this Guarantee;

(f) “Include” and “including” shall mean include or including without limiting the generality of the description preceding such term; and

(g) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”.

Article II – Terms and Conditions of Guarantee

Continuing Conditional Guarantee

2.1(a) Upon the occurrence of any Trigger Event, Guarantor guarantees to pay upon demand (i) any amounts which become due and payable pursuant to the Note and the Secured Loan and Revenue Participation Agreement; and (ii) any monetary amount that must be paid arising in connection with any loss, damages, claim (including claims for indemnity and/or contribution in any form), demand, action, suit, request, proceeding, or cause of action, in law or equity, for damages or other relief, that is brought against the Company or any of their respective members, managers, employees or agents, or against Beneficiary in connection with (A) any failure on the part of the Guarantor to take all actions as may be necessary, convenient and/or proper to avoid the occurrence of any Trigger Event; or (B) any actions or omissions on the part of Guarantor, whether performed in Guarantor’s capacity as a member of the Company, an employee or agent of the Company, or otherwise in connection with the Guarantor’s relationship with the Company or the Beneficiary, which constitute gross negligence or willful misconduct (all such obligations listed in items (i) and (ii) being hereinafter referred to collectively as the Guaranteed Liabilities). Guarantor further agrees to pay all costs and expenses, including, without limitation, all court costs and reasonable attorneys’ and paralegals’ fees paid or incurred by Beneficiary in endeavoring to collect all or any part of the Guaranteed Liabilities from, or in prosecuting any action against, the Guarantor, for all or any part of Guaranteed Liabilities. All amounts payable by Guarantor under this Guarantee shall be payable, in cash or immediately available funds denominated in United States Dollars, within 3 (three) Business Days upon written demand by Beneficiary.

(b) Guarantor hereby agrees that, except as expressly provided herein, his obligations under this Guarantee shall be unconditional upon the occurrence of any Trigger Event, irrespective of (i) the validity or enforceability of the Guaranteed Liabilities or any part thereof, or of any document evidencing all or any part of the Guaranteed Liabilities, (ii) the absence of any attempt to collect the Guaranteed Liabilities from the Company or other action to enforce the same, (iii) the waiver or consent by the Beneficiary with respect to any provision of any instrument evidencing the Guaranteed Liabilities, or any part thereof, or any other agreement heretofore, now or hereafter executed by the Guarantor and delivered to the Beneficiary, (iv) failure by the Beneficiary to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Guaranteed Liabilities, (v) the institution of any proceeding under the Bankruptcy Code, or any similar proceeding, by or against the Guarantor, or the Beneficiary’s election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by Borrower as debtor-in-possession, under Section 364 of the Bankruptcy Code, (vii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the Beneficiary’s claim(s) for repayment of the Guaranteed Liabilities, or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

Waiver

2.2 Subject only to the occurrence of a Trigger Event, the Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of the Guarantor, protest or notice with respect to the Guaranteed Liabilities and all demands whatsoever, and covenants that this Guarantee will not be discharged, except by complete performance of the obligations and liabilities contained herein. The Beneficiary may, at its sole election, proceed directly and at once, without notice, against the Guarantor to collect and recover the full amount or any portion of the Guaranteed Liabilities, without first proceeding against the Company or any other Person, or against any security or collateral for the Guaranteed Liabilities. Guarantor hereby agrees that he shall in no manner interpose any counterclaim of whatever nature or description whatsoever in any proceeding under the terms of this Guarantee.

Authorization

2.3 The Beneficiary is hereby authorized, without notice or demand and without affecting the liability of the Guarantor hereunder, to at any time and from time to time (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Guaranteed Liabilities; (ii) accept partial payments on the Guaranteed Liabilities; (iii) take and hold security or collateral for the payment of the Guaranteed Liabilities guaranteed hereby, or for the payment of this Guarantee; (iv) apply such security or collateral and direct the order or manner of sale thereof as in its sole discretion it may determine; and (v) settle, release, compromise, collect or otherwise liquidate the Guaranteed Liabilities and any security or collateral therefor in any manner, without affecting or impairing the obligations of Guarantor hereunder.

Term of Guarantee

2.4 The Guarantor hereby agrees that this Guarantee shall cover Guaranteed Liabilities that accrue from the date of this Guarantee and cover any actions taken between the date of this Guarantee and the date on which the Note and the Secured Loan and Revenue Participation Agreement is satisfied in full according to its terms. Notwithstanding any of the foregoing, this Guarantee will continue in full force and effect until the date that is 6 (six) years from the date on which the last Guaranteed Liabilities accrued pursuant to the previous sentence. This Guarantee shall inure to the benefit of and be enforceable by the Beneficiary and its successors and assigns.

ARTICLE III – MISCELLANEOUS

Waivers and Amendments

3.1 This Guarantee may be amended, superseded or canceled only by a written instrument signed by the Beneficiary. No delay on the part of the Beneficiary in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of the Beneficiary of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies of the Beneficiary contained herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

Governing Law; Consent to Jurisdiction; Waiver of Jury Trial

3.2(a) This Guarantee shall be construed in accordance with, and this Guarantee and all matters arising out of or relating in any way whatsoever (whether in contract, tort or otherwise) to this Guarantee shall be governed by, the law of the State of New York.

(b) Any dispute, claim or controversy arising out of or relating to this Guarantee or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this consent to arbitrate, shall be determined by arbitration in the City of New York, New York before one arbitrator. The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures and in accordance with the Expedited Procedures in those Rules. Judgment on the award may be entered in any court having jurisdiction. This clause shall not preclude parties from seeking provisional remedies in aid of arbitration or to enforce an arbitral award from a court of appropriate jurisdiction as set forth in Section 3.2(c).

(c) Except as otherwise set forth in Section 3.2(b), the Guarantor hereby irrevocably submits to the exclusive jurisdiction of any New York State or Federal court sitting in the County, City and State of New York in any action or proceeding arising out of or relating to this Guarantee, and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Guarantor hereby irrevocably waives, to the fullest extent that he may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

(d) THE GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). The Guarantor hereby certifies that no representative, agent or attorney of the Beneficiary has represented, expressly or otherwise, that the Beneficiary would not, in the event of a proceeding, seek to enforce the foregoing waiver.

Severability

3.3 The invalidity of unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. Without limiting the generality of the foregoing, this Guarantee is intended to confer upon Beneficiary a guarantee of its indemnification rights to the fullest extent permitted by applicable Laws. In the event any provision hereof conflicts with any applicable Law in any jurisdiction, such provision shall be deemed modified, consistent with the aforementioned intent, to the extent necessary to resolve such conflict in such jurisdiction, without affecting the enforceability of such provision in any other jurisdiction.

Headings

3.4 The various headings of this Guarantee are inserted for convenience only and shall not affect the meaning or interpretation of this Guarantee or any provisions hereof.

Voluntary Execution of this Guarantee

3.5 This Guarantee is executed by the Guarantor voluntarily and without any duress or any undue influence on the part or behalf of the Beneficiary. The Guarantor acknowledges that:

(a) the Guarantor has read this Guarantee;

(b) the Guarantor has been represented in the preparation, negotiation and execution of this Guarantee by legal counsel of his own choice, who have explained the terms and conditions of this Guarantee to the Guarantor, and the Guarantor has had the opportunity to ask questions of such counsel regarding the Guarantee;

(c) the Guarantor fully understands the terms and consequences of this Guarantee and the representations, warranties, covenants and other promises it contains; and

(d) the Guarantor is fully aware of the legal and binding effect of this Guarantee;

(e) no consideration was promised to the Guarantor that is not explicitly mentioned in this Guarantee or any other documents executed in connection with this Guarantee; and

(f) the Guarantor agrees that the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in the construing and interpretation of this Guarantee and any amendments, exhibits or schedules hereto.

[SIGNATURE PAGE TO THE CONTINUING PERSONAL GUARANTEE]

IN WITNESS WEREOF, the Guarantor has caused this Guarantee to be executed as of the date above first written.

Steve Randall Howe

By:	/s/ Steve Randall Howe

Addendum B

to the

Secured Loan and Revenue Participation Agreement

Security Agreement

SECURITY AGREEMENT

This Security Agreement (this “Agreement”), dated as of this 18th day of September, 2019, is made by and between Solajet Financing Company LLC, a Colorado limited liability company, Colorado entity ID number 20191705212, with its registered address and principal place of business located at 999 18th St., Suite 3000, Denver, CO 80202 (the “Debtor”) and LG 2017 Holdings LLC, an Nevada limited liability company with registered address in the State of Nevada located at 701 South Carson Street, Suite 200, Carson City, Nevada, 89701 and its principal place of business located at 16485 Collins Avenue, Unit 2034, Sunny Isles Beach, FL 33160 (the “Secured Party”). Under the terms hereof and pursuant to the terms of the Loan Documents, the Secured Party desires to obtain and the Debtor desires to grant the Secured Party security for all of the Obligations (as hereinafter defined).

NOW, THEREFORE, the Debtor and the Secured Party, intending to be legally bound, hereby agree as follows:

1. Definitions.

(a) “Collateral” shall include the Debtor’s tangible property, equipment and other property described on Exhibit A attached hereto and made a part hereof (the “Property”); all general intangibles relating to or arising from the Property, all cash and non-cash proceeds (including insurance proceeds) of the Property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof.

(b) “Loan Documents” means the Note (as hereafter defined), the Secured Loan and Revenue Participation Agreement (executed contemporaneously herewith), this Agreement and all other documents and instruments evidencing, securing or executed in connection therewith.

(c) “Note” means that certain Promissory Note, dated as of the date hereof, made by Debtor, for the benefit of Secured Party, in the original principal amount of $30,000.

(d) “Obligations” shall include all debts, liabilities, obligations, covenants and duties owing from the Debtor to the Secured Party of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Debtor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether evidenced by or arising under the Note, the Secured Loan and Revenue Participation Agreement or this Agreement or, whether absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and all costs and expenses of the Secured Party incurred in the enforcement, collection or otherwise in connection with any of the foregoing, including reasonable attorneys’ fees and expenses.

(e) “UCC” means the Uniform Commercial Code, as adopted and enacted and as in effect from time to time in the State of New York. Terms used herein which are defined in the UCC and not otherwise defined herein shall have the respective meanings ascribed to such terms in the UCC.

2. Grant of Security Interest. To secure the Obligations, the Debtor, as debtor, hereby assigns and grants to the Secured Party, as secured party, a continuing lien on and security interest in the Collateral which shall take first priority over any other lien that exists now or may exist in the future.

3. Change in Name or Locations. The Debtor hereby agrees that if the Debtor changes its name or form or jurisdiction of organization, or establishes a name in which it may do business, the Debtor will immediately notify the Secured Party in writing of the additions or changes. The Debtor’s chief executive office is listed in the Notice section below.

4. Representations and Warranties. The Debtor represents, warrants and covenants to the Secured Party that: (a) the Debtor has good, marketable and indefeasible title to the Collateral, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, other than to lease the Collateral to its customers, and the Collateral is free from all encumbrances and rights of setoff of any kind except the lien in favor of the Secured Party created by this Agreement; (b) except as herein provided, the Debtor will not hereafter without the Secured Party’s prior written consent sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except to the Secured Party; and (c) the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

5. Debtor’s Covenants. The Debtor covenants that it shall, from time to time and at all reasonable times allow the Secured Party, by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral, and obtain valuations and audits of the Collateral, at the Debtor’s expense, wherever located. The Debtor shall perform, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Secured Party may require to vest in and assure to the Secured Party its rights hereunder and in or to the Collateral.

6. Negative Pledge; No Transfer. The Debtor will not sell or offer to sell or otherwise transfer or grant or allow the imposition of a lien or security interest upon the Collateral or use any portion thereof in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon with the express written consent of the Secured Party.

7. Further Assurances. Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the New York Uniform Commercial Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the New York Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement or amendment, including, but not limited to (i) whether Debtor is an organization, the type of organization and (ii) any organization identification number issued to Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon request. Debtor also ratifies its authorization for Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

8. Events of Default. The Debtor shall, at the Secured Party’s option, be in default under this Agreement upon the happening of any of the following events or conditions (each, an “Event of Default”): (a) any Event of Default, as that term is defined in the Note and/or in the Secured Loan and Revenue Participation Agreement; (b) the failure by the Debtor to perform any of its other obligations under this Agreement within thirty (30) days of notice from Secured Party of the same; (c) falsity, inaccuracy or material breach by the Debtor of any written warranty, representation or statement made or furnished to the Secured Party by or on behalf of the Debtor; (d) an uninsured material loss, theft, damage, or destruction to any of the Collateral, or the entry of any judgment against the Debtor or any lien against or the making of any levy, seizure or attachment of or on the Collateral; (e) the failure of the Secured Party to have a perfected first priority security interest in the Collateral; or (f) any indication or evidence received by the Secured Party that the Debtor may have directly or indirectly been engaged in any type of activity which, in the Secured Party’s discretion, might result in the forfeiture of any property of the Debtor to any governmental entity, federal, state or local.

9. Remedies. Upon the occurrence of any such Event of Default and at any time thereafter, the Secured Party may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC. The Secured Party’s remedies include, but are not limited to, to the extent permitted by law, the right to (a) peaceably by its own means or with judicial assistance enter the Debtor’s premises and take possession of the Collateral without prior notice to the Debtor or the opportunity for a hearing, (b) render the Collateral unusable, (c) dispose of the Collateral on the Debtor’s premises, (d) require the Debtor to assemble the Collateral and make it available to the Secured Party at a place designated by the Secured Party, or (e) require any receivables from the Collateral to be directed to the account designated by the Secured Party. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice shall be met if such notice is sent to the Debtor at least five (5) days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include the Secured Party’s reasonable attorney’s fees and legal expenses, incurred or expended by the Secured Party to enforce any payment due it under this Agreement either as against the Debtor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder. The Debtor waives all relief from all appraisement or exemption laws now in force or hereafter enacted.

10. Payment of Expenses. At its option, the Secured Party may, but is not required to: discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral; pay for required insurance on the Collateral; and pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by the Secured Party to be necessary. The Debtor will reimburse the Secured Party on demand for any payment so made or any expense incurred by the Secured Party pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Secured Party.

11. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time of transmission by facsimile, telecopier or electronic mail addressed to the other party at its facsimile number, telecopier address or electronic email address specified herein (or hereafter modified by subsequent notice to the parties hereto); (iii) one business day after deposit with an express overnight courier for United States deliveries, or three business days after such deposit for deliveries outside of the United States; or (iv) three business days after deposit in the United States mail by registered or certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States shall be sent by facsimile or by express courier. All notices not delivered personally or by facsimile shall be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth below, or at such other address as such other party may designate by 10 days advance written notice to the other parties hereto:

To Debtor:	To Secured Party:

999 18th St., Suite 3000, Denver, CO 80202 Attention: Steve Howe Title: Manager Email: showe@solajet.com Phone: 303-717-6055	16485 Collins Avenue, 2034 Sunny Isles Beach, FL 33160 Attention: Lev Grzhonko Title: Manager Email: levgrz@yahoo.com Phone: 415-786-4598

12. Preservation of Rights. No delay or omission on the Secured Party’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Secured Party’s action or inaction impair any such right or power. The Secured Party’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Secured Party may have under other agreements, at law or in equity.

13. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

14. Changes in Writing. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by the Debtor therefrom will be effective unless made in a writing signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Debtor in any case will entitle the Debtor to any other or further notice or demand in the same, similar or other circumstance.

15. Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

16. Counterparts. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

17. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Debtor may not assign this Agreement in whole or in part without the Secured Party’s prior written consent and the Secured Party at any time may assign this Agreement in whole or in part.

18. Interpretation. In this Agreement, unless the Secured Party and the Debtor otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

19. Governing Law. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. DEBTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, STATE OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE SECURED PARTY AND DEBTOR PERTAINING TO THIS AGREEMENT OR THE NOTE OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTE, PROVIDED, THAT DEBTOR ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, CITY OF NEW YORK, STATE OF NEW YORK, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE SECURED PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE SECURED PARTY. THE DEBTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND DEBTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. DEBTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO DEBTOR AT THE ADDRESS SET FORTH IN SECTION 11 HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

20. Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE SECURED PARTY AND THE DEBTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS AGREEMENT OR THE NOTE OR THE TRANSACTIONS RELATED HERETO OR THERETO. EACH PARTY HEREBY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER WOULD NOT, IN THE EVENT OF A PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.

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[EXECUTION PAGE TO THE SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and date first above written.

SECURED PARTY:		BORROWER:

LG 2017 Holdings LLC		Solajet Financing Company LLC

	/s/ Lev Grzhonko		/s/ Steve Howe
Name:	Lev Grzhonko	Name:	Steve Howe
Title:	Manager	Title:	Manager

Exhibit A

of the

Security Agreement

Collateral

●	Collateral Item No. 1 - The Solajet Therapeutic Bed (as further described at the following URL: http://solajet.com/) with a serial number of 010731800755 installed in September, 2019 at the following location:

●	Collateral Item No. 2 - The Solajet Therapeutic Bed (as further described at the following URL: http://solajet.com/) with a serial number of 010731800696 installed in September, 2019 at the following location:

Addendum C

to the

Secured Loan and Revenue Participation Agreement

Wire Transfer & ACH Transfer Information

for LG 2017 Holdings LLC